Exhibit 10.1

AMENDMENT NO. 5

This Amendment No. 5 (this “Agreement” or “Amendment No. 5”), dated as of June 24, 2019, to the Credit Agreement, dated as of April 24, 2015 (as amended by Amendment No. 1 thereto dated October 21, 2016, as further amended by Amendment No. 2 dated February 9, 2017, as further amended by Amendment No. 3 dated April 27, 2017, as further amended or otherwise modified by Amendment No. 4 and Limited Waiver dated March 18, 2019 and after giving effect to the Borrower Assumption Agreement and Joinder, dated as of May 9, 2017, the “Credit Agreement”; capitalized terms used in this Amendment No. 5 and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement, as amended hereby), is made by and among Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), a Maryland corporation (“Holdings” or the “Parent Guarantor”), Uniti Group LP, a Delaware limited partnership (the “Assumed Borrower”), Uniti Group Finance Inc., a Delaware corporation (“FinCo”), CSL CAPITAL, LLC (“CSL Capital” and, collectively with the Assumed Borrower and Finco, the “Borrowers”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrowers and Revolving Credit Lenders are permitted to extend the maturity date of such Lender’s Revolving Credit Commitments and to otherwise modify the terms of such Lender’s Revolving Credit Commitments in accordance with Section 2.16;

WHEREAS, (i) each Revolving Credit Lender who executes this Amendment as an Extended Revolving Credit Lender (as defined below) has agreed to extend the maturity of all of such Revolving Credit Lender’s Revolving Credit Commitments in accordance with the terms and subject to the terms and conditions set forth herein, (ii) each other Revolving Credit Lender will be deemed a Non-Extended Revolving Credit Lender (as defined below) and (iii) the Extended Revolving Credit Commitments and any Extended Revolving Credit Loans, on the one hand, and the Non-Extended Revolving Credit Commitments and any Non-Extended Revolving Credit Loans, on the other hand, will constitute separate tranches and Classes under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Amendments to the Credit Agreement. Subject to the occurrence of the Amendment No. 5 Operative Date (as defined below):

(a)  The Credit Agreement is, effective as of the Amendment No. 5 Operative Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b)  Schedule 1.01(A) to the Credit Agreement is, effective as of the Amendment No. 5 Operative Date (after giving effect to the Commitment Reduction (as defined below)), hereby replaced in its entirety with the table attached as Schedule 1 hereto.

(c)  Exhibit C-2 to the Credit Agreement, effective as of the Amendment No. 5 Operative Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of Exhibit C-2 attached as Exhibit B hereto.

(d)  Exhibit C-4 to the Credit Agreement is, effective as of the Amendment No. 5 Operative Date, shall be in the form of Exhibit C hereto.

2.  Reduction in Revolving Credit Commitments. Immediately following the occurrence of the Amendment No. 5 Operative Date, the Extended Revolving Credit Commitments shall automatically as of such date be reduced by $101,633,333.25 to $575,922,221.75, with such reduction to be applicable to each Extended Revolving Credit Lender’s Extended Revolving Credit Commitment pro rata in accordance with each such Extended Revolving Credit Lender’s Applicable Percentage (the “Commitment Reduction”) and the Borrower shall have prepaid Extended Revolving Credit Loans so the Outstanding Amount of all Extended Revolving Credit Loans and all L/C Obligations shall not exceed the Extended Revolving Credit Commitments after giving effect to the Commitment Reduction (the “Specified Repayment”).

3.  Extension of Certain of the Revolving Credit Commitments.

(a)  On the Amendment No. 5 Operative Date, each Existing Revolving Credit Lender that has executed and delivered a counterpart to this Amendment as an “Extended Revolving Credit Lender” (each, an “Extended Revolving Credit Lender”) shall have its Revolving Credit Commitments outstanding immediately prior to the Amendment No. 5 Operative Date (“Existing Revolving Credit Commitments”) automatically reclassified as an Extended Revolving Credit Commitment and all of its Revolving Credit Loans outstanding immediately prior to the Amendment No. 5 Operative Date (“Existing Revolving Credit Loans”) automatically reclassified as Extended Revolving Credit Loans, respectively, for all purposes under the Credit Agreement, and such Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be outstanding under the Credit Agreement on the terms and conditions set forth therein.

(b)  On the Amendment No. 5 Operative Date, all of the Existing Revolving Credit Commitments of any Existing Revolving Credit Lender that is not an Extended Revolving Credit Lender (each, a “Non-Extended Revolving Credit Lender”) shall be reclassified as and constitute Non-Extended Revolving Credit Commitments, and all of the Existing Revolving Credit Loans of any Non-Extended Revolving Credit Lender shall be reclassified and constitute Non-Extended Revolving Credit Loans, under the Credit Agreement and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth therein.

4.  Conditions Precedent to Effectiveness of this Agreement.

(a)  This Amendment No. 5 shall become effective on the date when the following conditions are met (the “Agreement Effective Date”):

(i) the Administrative Agent shall have received a counterpart signature page of this Amendment No. 5 duly executed by each of the Parent Guarantor, the Borrowers, the Guarantors, the Administrative Agent and the Extending Revolving Credit Lenders;

(ii)  the Administrative Agent shall have received the favorable legal opinion of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties and (ii) Kutak Rock LLP, counsel to the Loan Parties;

(iii)  the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Amendment No. 5, the performance of the Credit Agreement and each other applicable Loan Document, in each case as amended, extended or otherwise modified hereby, and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(iv)   the Administrative Agent shall have received a certificate, dated as of the Agreement Effective Date, signed by a Responsible Officer certifying that (i) each of the Master Lease and the Recognition Agreement (and in each case any amendments thereto) are in full force and effect as of such date and attaching executed copies of the Master Lease and the Recognition Agreement (and in each case any amendments thereto), (ii) the representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in each other Loan Document (including, for the avoidance of doubt, this Amendment No. 5) are true and correct in all material respects as of Agreement Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects and (iii) as of the Agreement Effective Date, no Default or Event of Default exists or will result from the effectiveness of this Amendment No. 5.

5.  Conditions Precedent to Effectiveness of the Commitment Reduction and Amendments. The amendments set forth in Section 1 and the extension set forth in Section 3 hereof shall become effective on the date when the following conditions are met (the “Amendment No. 5 Operative Date”):

(i) the Agreement Effective Date shall have occurred;;

(ii)  the Borrowers shall have paid to the Administrative Agent, for the account of each Lender that has delivered a counterpart to this Amendment No. 5 as an Extended Revolving Credit Lender by 4:00 p.m. (New York City time) on June 18, 2019, a consent fee equal to 0.20% of the aggregate principal amount of the Extended Revolving Credit Commitments held by such Extended Revolving Credit Lender after giving effect to the Commitment Reduction;

(iii) either (x) the Parent Guarantor or any direct or indirect Subsidiary thereof shall have issued senior secured or unsecured debt or Equity Interests (or any debt convertible or exchangeable into Equity Interests), (y) the Borrowers will have cash on hand or (z) any combination of (x) and (y), in an amount sufficient for the Borrowers to make the Specified Prepayment; and

(iv) the Borrowers shall have paid all fees and amounts due and payable pursuant to this Amendment No. 5, including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment No. 5 and related matters (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and the Amendment No. 5 Arranger (as defined below)), any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement and any fees and expenses payable to the Administrative Agent or its affiliates and the Amendment No. 5 Arranger as separately agreed.

It is understood and agreed that if the Amendment No. 5 Operative Date does not occur on or prior to September 15, 2019, the amendments, extensions and other modifications set forth in Sections 1, 2 and 3 hereof shall not become operative.

6.   Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Agreement Effective Date:

(i) the representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in each other Loan Document (including, for the avoidance of doubt, this Amendment No. 5) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects;

(ii)  no Default or Event of Default exists or will result from this Amendment No. 5; and

(iii) this Amendment No. 5 has been duly authorized, executed and delivered by each Loan Party and each of this Amendment No. 5 and the Credit Agreement, as amended, extended or otherwise modified hereby, constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

7.   Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and the Amendment No. 5 Arranger) in connection with the preparation, execution, delivery and administration of this Amendment No. 5, the other instruments and documents to be delivered hereunder and related matters with respect to the Loan Documents and transactions contemplated hereby.

8.    Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the law of the State of New York.

9.    Counterparts. This Amendment No. 5 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.   Waiver of Right of Trial by Jury. Section 10.16 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

11.   Effect of Amendment No. 5. Except as expressly set forth herein, (i) this Amendment No. 5 (including, without limitation, the occurrence of the Amendment No. 5 Operative Date) shall not by implication or otherwise limit, impair, constitute a waiver of (including, without limitation, any Default or Event of Default) or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as amended, extended or otherwise modified hereby.  This

Amendment No. 5 shall constitute a Loan Document and a Loan Extension Agreement for all purposes and from and after the Agreement Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended, extended or otherwise modified hereby.

12.  Consent and Reaffirmation. Each of the Loan Parties hereby consents to this Amendment No. 5 and, as of each of the Agreement Effective Date and the Amendment No. 5 Operative Date, confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended, extended or otherwise modified hereby, (ii) its guaranty of the Obligations as amended, extended or otherwise modified hereby, (iii) its prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iv) that such Guarantees, prior pledges and grants of security interests and liens on the Collateral to secure the Obligations, as applicable, are and shall continue to be in full force and effect as amended, extended or otherwise modified hereby and do, and shall continue to, inure to the benefit of the Collateral Agent, the Lenders and the other Secured Parties. This Agreement and the amendments, extensions and other modifications contemplated hereunder are not intended as, and shall not constitute, a novation of the Credit Agreement or any other Loan Document.

13.  Amendment No. 5 Lead Arranger. BofA Securities, Inc. is acting as lead arranger (the “Amendment No. 5 Arranger”) in connection with the Amendment No. 5 and shall be entitled to all rights, indemnities, privileges and immunities applicable to the “Arrangers” under the Loan Documents in connection herewith and that certain Engagement Letter, dated as of June 3, 2019, among BofA Securities, Inc. and the Borrowers.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the date first above written.

UNITI GROUP INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

UNITI GROUP LP By: Uniti Group Inc., its General Partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

UNITI GROUP FINANCE INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

UNITI FIBER HOLDINGS INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

CSL CAPITAL, LLC

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

CONTACT NETWORK, LLC
CSL NATIONAL GP, LLC

[Signature Page to Amendment No. 5]

CSL Alabama System, LLC
CSL Arkansas System, LLC
CSL Florida System, LLC
CSL Iowa System, LLC
CSL Mississippi System, LLC
CSL Missouri System, LLC
CSL New Mexico System, LLC
CSL Ohio System, LLC
CSL Oklahoma System, LLC
CSL Realty, LLC
CSL Texas System, LLC
CSL North Carolina Realty GP, LLC
CSL Tennessee Realty Partner, LLC
CSL Tennessee Realty, LLC
HUNT TELECOMMUNICATIONS, LLC
INFORMATION TRANSPORT SOLUTIONS, INC.
NEXUS SYSTEMS, INC.
PEG BANDWIDTH DC, LLC
PEG BANDWIDTH DE, LLC
PEG BANDWIDTH IA, LLC
PEG BANDWIDTH LA, LLC
PEG BANDWIDTH MA, LLC
PEG BANDWIDTH MS, LLC
PEG BANDWIDTH TX, LLC
PEG BANDWIDTH VA, LLC
UNITI DARK FIBER LLC
UNITI FIBER LLC
UNITI LEASING LLC
UNITI LEASING X LLC
UNITI LEASING XI LLC
UNITI TOWERS LLC
UNITI TOWERS NMS HOLDINGS LLC

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

[Signature Page to Amendment No. 5]

CSL NATIONAL, LP, as a Guarantor

By:	CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

CSL NORTH CAROLINA REALTY, LP, as a Guarantor

By: By:	CSL NORTH CAROLINA REALTY GP, LLC, as its general partner /s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

CSL NORTH CAROLINA SYSTEMS, LP, as a Guarantor

By: By:	CSL NORTH CAROLINA REALTY GP, LLC, as its general partner /s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

[Signature Page to Amendment No. 5]

UNITI HOLDINGS LP, as a Guarantor

By: By:	UNITI HOLDINGS GP LLC, as its general partner /s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

UNITI LATAM LP, as a Guarantor

By: By:	UNITI LATAM GP LLC, as its general partner /s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

UNITI QRS HOLDINGS LP, as a Guarantor

By: By:	UNITI QRS Holdings GP LLC, as its general partner /s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President— General Counsel and Secretary

[Signature Page to Amendment No. 5]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Elizabeth Uribe
	Name: Title:	Elizabeth Uribe Assistant Vice President

[Signature Page to Amendment No. 5]

Lender Signature Pages:

[On File with the Administrative Agent]

[Signature Page to Amendment No. 5]